UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2020

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 648-2767

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	TRHC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

In light of the ongoing impacts of the COVID-19 global pandemic, the Board of Directors (the “Board”) of Tabula Rasa HealthCare, Inc. (the “Company”) approved a reduction in the base salaries (the “Base Salary Reductions”) of the following named executive officers (the “Named Executive Officers”) for the period between October 26, 2020 and December 31, 2020 (the “Reduction Period”):

Name	Title	Salary Reduction	Base Salary Reduction
Calvin H. Knowlton	Chief Executive Officer	50%	$52,885
Orsula V. Knowlton	President, Chief Marketing/New Business Development Officer	50%	$43,269
Brian W. Adams	Chief Financial Officer	20%	$15,385

In connection with the Base Salary Reductions, the Board approved awards of restricted stock to the Named Executive Officers. The number of shares of restricted stock granted to each Named Executive Officer was rounded up to the nearest whole number and calculated as follows: (i) the reduced base salary amount that would have been paid during the Reduction Period, divided by (ii) the Company’s closing stock price on November 4, 2020. The restricted stock was fully vested and granted to the Named Executive Officers on November 9, 2020.

Each of the Named Executive Officers executed a letter agreement consenting to the reduction of his or her base salary for the Reduction Period and agreeing that such reduction did not constitute “Good Reason” within the meaning of his or her Change-in-Control and Severance Agreement or any other relevant agreements or plans (the “Letter Agreement”). A copy of the form of Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Form of Letter Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: November 16, 2020